UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
November 19, 2010

SECUREALERT, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 0-23153

Utah	87-0543981
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

150 West Civic Center Drive
Suite 400
Sandy, Utah 84070
(Address of principal executive offices, Zip Code)

Registrant's telephone number, including area code: (801) 451-6141

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01             Other Events.

On November 19, 2010, the Registrant entered into a three-year Agreement for Monitoring and Associated Services (“Agreement”) with the Ministry of National Security in the Commonwealth of the Bahamas through the Registrant’s Bahamaian representatives to provide equipment and monitoring services within the Commonwealth.  A cop of the agreement is included with this report as Exhibit 99.1.  Additionally, a copy of the press release issued by the Registrant to announce the Agreement is included with this report as Exhibit 99.2.

Item 9.01             Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Agreeement

99.2	Press Release issued by the Registrant on November 23, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECUREALERT, INC.

By: /s/ Chad D. Olsen
Chad D. Olsen, Chief Financial Officer

Date:  November 23, 2010